UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21884

Oppenheimer Rochester Virginia Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—104.5%
District of Columbia—6.8%
$230,000	Metropolitan Washington D.C. Airport Authority[1]	5.000%		10/01/2030	$254,240
150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375		10/01/2029	156,823
3,800,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	4.763	[2]	10/01/2035	1,890,424
5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.906	[2]	10/01/2040	1,801,900
1,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[3]	10/01/2044	1,162,150

					5,265,537

Virginia—69.1%
1,955,000	Celebrate, VA North CDA Special Assessment[4]	6.750		03/01/2034	1,261,894
1,074,000	Celebrate, VA South CDA Special Assessment[4]	6.250		03/01/2037	536,925
3,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2041	3,457,530
1,715,000	Fairfax County, VA EDA Senior Living (Lewinsville Retirement Residence)[1]	5.250		03/01/2032	1,716,321
5,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		08/15/2023	5,764
3,500,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		05/15/2044	3,962,035
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875		08/01/2027	25,055
75,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500		05/01/2029	75,127
10,000	Fairfax County, VA Redevel. & Hsg. Authority (Hsg. For the Elderly)[1]	6.100		09/01/2026	10,026
2,430,000	Fairfax County, VA Water Authority[1]	5.000		04/01/2042	2,899,427
1,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125		03/01/2036	324,948
1,470,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450		03/01/2036	367,441
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800		03/01/2036	312,450
210,000	Henrico County, VA EDA (Bon Secours Health Systems)[1]	5.250		11/01/2042	227,875
3,000,000	Henrico County, VA Water & Sewer[1]	5.000		05/01/2042	3,523,620
2,299,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,196,740
501,000	Lewistown, VA Commerce Center Community Devel. Authority[4]	6.050		03/01/2054	74,644
2,000,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	2,004,340
300,000	Prince William County, VA IDA (George Mason University Foundation)[1]	5.500		09/01/2031	341,277
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	1,009,890
975,000	Suffolk, VA Economic Devel. Authority (United Church Homes & Services/Lake Prince Center Obligated Group)[1]	5.000		09/01/2031	1,053,058

1        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$1,775,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000%		08/01/2036	$1,784,283
2,000,000	University of Virginia[1]	5.000		04/01/2038	2,397,720
3,990,000	University of Virginia[1]	5.000		06/01/2043	4,642,924
1,785,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026	1,756,369
1,485,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029	1,415,650
3,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000		02/01/2029	3,566,370
1,000,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		10/01/2038	1,086,070
5,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1,5]	4.750		07/01/2020	5,014
55,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1]	5.000		07/01/2028	55,179
2,470,000	VA Resources Authority, Series C1	5.000		11/01/2030	2,968,693
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500		04/01/2033	273,542
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750		04/01/2041	275,565
710,000	VA Small Business Financing Authority (Wellmont Health System)[1]	5.125		09/01/2022	714,317
2,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200	[3]	06/01/2046	1,969,620
43,355,000	VA Tobacco Settlement Financing Corp.	10.781	[2]	06/01/2047	3,972,185
160,000	Washington County, VA IDA (Mountain States Health Alliance)[1,5]	7.250		07/01/2019	168,421
545,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	587,009
280,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	301,636

					53,326,954

U.S. Possessions—28.6%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	36,496
750,000	Guam International Airport Authority[1]	6.000		10/01/2034	868,110
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	142,969
350,000	Guam Power Authority, Series A1	5.000		10/01/2027	395,521
125,000	Guam Power Authority, Series A1	5.000		10/01/2030	140,141
1,860,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,866,064
1,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,270,851
1,000,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	602,500
1,000,000	Puerto Rico Commonwealth GO4	5.500		07/01/2039	592,500
1,500,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	902,820
1,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2029	608,750
1,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	597,500
2,600,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	1,605,500
1,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2040	605,000
80,550	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	57,806
80,550	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	57,806
83,109	Puerto Rico Electric Power Authority[4]	10.000		01/01/2021	59,643
83,109	Puerto Rico Electric Power Authority[4]	10.000		07/01/2021	59,643

2        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$27,702	Puerto Rico Electric Power Authority[4]	10.000%		01/01/2022	$19,880
27,703	Puerto Rico Electric Power Authority[4]	10.000		07/01/2022	19,881
2,000,000	Puerto Rico Electric Power Authority, Series A4	6.750		07/01/2036	1,220,000
350,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2027	213,500
230,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2030	140,300
50,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2035	30,500
2,000,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	1,220,000
600,000	Puerto Rico Electric Power Authority, Series XX4	5.750		07/01/2036	366,000
245,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2025	149,450
275,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2026	167,750
150,000	Puerto Rico Highway & Transportation Authority[4]	5.000		07/01/2028	14,250
200,000	Puerto Rico Highway & Transportation Authority[4]	5.500		07/01/2023	52,000
40,000	Puerto Rico Infrastructure[4]	5.000		07/01/2046	3,000
1,000,000	Puerto Rico Infrastructure, FGIC[6]	6.995	[2]	07/01/2033	223,180
820,000	Puerto Rico Infrastructure, FGIC[6]	7.046	[2]	07/01/2042	117,883
1,545,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.250		10/01/2024	819,622
905,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500		10/01/2037	446,934
50,000	Puerto Rico ITEMECF (Galeria Tower San Patricio)[1]	7.100		04/01/2038	43,133
285,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1,5]	5.625		07/01/2022	222,619
185,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	181,150
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	68,959
125,000	Puerto Rico ITEMECF (University Plaza), NPFGC[1]	5.000		07/01/2021	127,120
1,000,000	Puerto Rico Public Buildings Authority[4]	5.375		07/01/2033	546,250
250,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2031	139,063
1,515,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	837,038
2,000,000	Puerto Rico Public Buildings Authority[4]	7.000		07/01/2021	1,120,000
500,000	Puerto Rico Public Buildings Authority[4]	7.000		07/01/2025	280,000
250,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	9,675
1,000,000	Puerto Rico Public Finance Corp., Series B4	6.000		08/01/2026	38,700
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2042	258,750
4,125,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.750		08/01/2037	1,067,344
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.375		08/01/2039	263,750
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.500		08/01/2044	791,250
585,000	Puerto Rico Sales Tax Financing Corp., Series A4	7.886	[2]	08/01/2034	40,622
1,255,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.375		08/01/2038	324,731
250,000	Puerto Rico Sales Tax Financing Corp., Series C4	6.750	[3]	08/01/2032	66,563

					22,120,467

Total Investments, at Value (Cost $94,526,973)—104.5%					80,712,958
Net Other Assets (Liabilities)—(4.5)					(3,493,640)

Net Assets—100.0%					$77,219,318

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

6. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
EDA	Economic Devel. Authority
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
NPFGC	National Public Finance Guarantee Corp.
TASC	Tobacco Settlement Asset-Backed Bonds

4        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

5        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

6        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
District of Columbia	$—	$5,265,537	$—	$5,265,537
Virginia	—	52,322,115	1,004,839	53,326,954
U.S. Possessions	—	21,845,808	274,659	22,120,467
Total Assets	$—	$79,433,460	$1,279,498	$80,712,958

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$140,128

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

7        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$38,321,446
Market Value	$19,294,573
Market Value as % of Net Assets	24.99%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

8        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

4. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$94,527,098

Gross unrealized appreciation	$5,476,457
Gross unrealized depreciation	(19,290,597)

Net unrealized depreciation	$(13,814,140)

9        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017